================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 1998

                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       33-72574             56-1574463
(State or other jurisdiction       (Commission File No.)  (I.R.S. Employer
of incorporation)                                         Identification Number)

        1801 Douglas Drive, P.O. Box 1410, Sanford, North Carolina 27330
                    (Address of principal executive offices)

                                 (919) 774-6700
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)




================================================================================

Item 7(c) is being amended to replace Exhibits 2.1 and 2.2 to reflect an order of the Securities and Exchange Commission granting confidential treatment of selected portions of Exhibits 2.1 and 2.2. Items 7(a) and 7(b) remain the same.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.

               Exhibit No.    Description of Exhibit
               -----------    ----------------------

               2.1 Asset Purchase Agreement dated September 28, 1998 by and among Express Stop, Bryan Oil, Market Express, Lennon Oil and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to an order of the Securities and Exchange Commission granting confidential treatment)

               2.2 List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     June 4, 1999


                               THE PANTRY, INC.


                                By: /s/        William T. Flyg
                                   ---------------------------------------------
                                   William T. Flyg
                                   Senior Vice President Finance and Secretary

                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------

2.1 Asset Purchase Agreement dated September 28, 1998 by and among Express Stop, Bryan Oil, Market Express, Lennon Oil and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to an order of the Securities and Exchange Commission granting confidential treatment)

2.2 List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof